UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 29, 2011

EVERCORE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 East 52nd Street

New York, New York 10055

(Address of principal executive offices)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 29, 2011, Evercore LP (“Evercore”), a majority owned subsidiary of Evercore Partners Inc., completed its previously announced investment in ABS Investment Management, LLC, a Connecticut based institutionally focused hedge fund-of-funds manager (the “Company”), in accordance with the definitive Purchase and Sale Agreement (the “Purchase Agreement”), dated November 11, 2011, among Evercore, the Company, ABS SR LLC, a Delaware limited liability company (in its capacity as the Representative, the “Representative”), Alain De Coster, Laurence Russian, and Guilherme Ribeiro do Valle (collectively, the “Founders”), Santa Rosa Inv. & Arbitrage Ltd., a Bahamas corporation (“Strategic Investor”) and certain other sellers (including the Founders and the Strategic Investor, collectively the “Sellers”). Pursuant to the Purchase and Sale Agreement, Evercore will purchase a 45% non-controlling interest in the Company for an aggregate cash purchase price of approximately $45 million, subject to post-closing adjustments based upon the assets under management of the Company after the closing as set forth in the Purchase Agreement. Upon the closing of the transaction, the remaining 55% of the interest in the Company will be owned by the Founders and employees.

A copy of the Purchase Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference thereto.

Item 7.01	Regulation FD Disclosure

On December 29, 2011, Evercore issued a press release announcing that it completed its previously announced investment in the Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 incorporated herein in this item of Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

Exhibit 2.1	Purchase and Sale Agreement, dated as of November 11, 2011, by and among Evercore, the Company, the Representative, in its capacity as the representative, and the Sellers (incorporated by reference to Exhibit 2.1 to Evercore Partners Inc.’s Current Report filed on Form 8-K filed on November 14, 2011)

Exhibit 99.1	Press Release, dated December 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVERCORE PARTNERS INC.

By:	/s/ Robert B. Walsh
Name:	Robert B. Walsh
Title:	Chief Financial Officer

Dated: December 29, 2011

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 2.1	Purchase and Sale Agreement, dated as of November 11, 2011, by and among Evercore, the Company, the Representative, in its capacity as the representative, and the Sellers (incorporated by reference to Exhibit 2.1 to Evercore Partners Inc.’s Current Report filed on Form 8-K filed on November 14, 2011)

Exhibit 99.1	Press Release, dated December 29, 2011.